    As filed with the Securities and Exchange Commission on August 31, 2000
                                                      Registration No. 333-44656
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)


 Delaware                                             77-0294597
----------                               --------------------------------------
(State of Incorporation)                 (I.R.S.  Employer  Identification No.)

                              980 UNIVERSITY AVENUE
                        LOS GATOS, CALIFORNIA 95030-2375
                    (Address of principal executive offices)


                           1997 EQUITY INCENTIVE PLAN
                        1991 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)


                              TIMOTHY A. DREISBACH
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 METRICOM, INC.
                             333 WEST JULIAN STREET
                           SAN JOSE, CALIFORNIA 95110
                                 (408) 252-3000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                 --------------


                                   Copies to:
                            KENNETH L. GUERNSEY, ESQ.
                             CYDNEY S. POSNER, ESQ.
                               COOLEY GODWARD LLP
                         ONE MARITIME PLAZA, 20TH FLOOR
                             SAN FRANCISCO, CA 94111
                                 (415) 693-2000


                                 --------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                      PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO BE                           OFFERING PRICE PER        AGGREGATE OFFERING
        REGISTERED              AMOUNT TO BE             SHARE (1)                 PRICE (1)                   AMOUNT OF
                                 REGISTERED                                                                 REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
Shares of Common Stock,                1,671,715            $34.1713(1)(a)                $57,124,675                $15,080.91
par value $.001 per share,
subject to outstanding
options granted under the
1997 Equity Incentive Plan
===================================================================================================================================
Shares of Common Stock,                1,328,285           $34.28125(1)(b)                $45,535,270                $12,021.31
par value $.001 per share,
reserved for future grant
under the 1997 Equity
Incentive Plan
===================================================================================================================================
Shares of Common Stock,                  300,000           $34.28125(1)(b)                $10,284,375                 $2,715.08
par value $.001 per share,
reserved for future
issuance under the 1991
Employee Stock Purchase
Plan
===================================================================================================================================
Totals
                                       3,300,000        $34.1713-$34.28125               $112,944,320                $29,817.30
===================================================================================================================================

(1) (1) Estimated solely for the purpose of calculating the amount of the registration fee. The offering price per share and aggregate offering price are based upon (a) the weighted average exercise price, for shares subject to options previously granted under the Metricom, Inc. ("Registrant" or "Company") 1997 Equity Incentive Plan (pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Act")) and (b) the average of the high and low prices of the Company's Common Stock as reported on the Nasdaq National Market on August 21, 2000 for shares available for future grant pursuant to the 1997 Equity Incentive Plan and shares available for future issuance pursuant to the 1991 Employee Stock Purchase Plan (pursuant to Rule 457(c) under the Act).

================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENTS ON FORM S-8
                  NOS. 33-47688, 33-63088, 33-81746, 33-95070,
                  333-32211, 333-09001, 333-62557 AND 333-32728

     The contents of Registration Statements on Form S-8 Nos. 33-47688, 33-63088, 33-81746, 33-95070, 333-32211, 333-09001, 333-62557 and 333-32728
filed with the Securities and Exchange Commission on May 5, 1992, May 21, 1993, July 20, 1994, July 27, 1995, July 26, 1996, July 28, 1997, August 31, 1998 and
March 17, 2000, respectively, are incorporated by reference herein.

                                    EXHIBITS

EXHIBIT
NUMBER
--------
5.1         Opinion of Cooley Godward LLP.

23.1        Consent of Arthur Andersen LLP.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1        Power of Attorney is contained on the signature pages.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Gatos, State of California, on August 30, 2000.

                                               METRICOM, INC.


                                      By:   /s/ James E. Wall
                                         ---------------------------------------
                                                James E. Wall
                                                Title: Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                 TITLE                                       DATE

*/s/ Timothy A. Dreisbach                                 President, Chief Executive Officer           August 30, 2000
--------------------------------------------              and Director (Principal Executive
         (Timothy A. Dreisbach)                           Officer)


 /s/ James E. Wall                                        Chief Financial Officer (Principal           August 30, 2000
--------------------------------------------              Financial and Accounting Officer)
         (James E. Wall)

SIGNATURE                                                 TITLE                                       DATE
                                                          Director
--------------------------------------------
         (Bram Johnson)


*/s/ Ralph Derrickson                                     Director                                    August 30, 2000
--------------------------------------------
         (Ralph Derrickson)


*/s/ Robert P. Dilworth                                   Director                                    August 30, 2000
--------------------------------------------
         (Robert P. Dilworth)


*/s/ Justin L. Jaschke                                    Director                                    August 30, 2000
--------------------------------------------
         (Justin L. Jaschke)


*/s/ David M. Moore                                       Director                                    August 30, 2000
--------------------------------------------
         (David M. Moore)


*/s/ William D. Savoy                                     Director                                    August 30, 2000
--------------------------------------------
         (William D. Savoy)

* By Power-of-Attorney

/s/ James E. Wall
--------------------------------------------
         (James E. Wall)
         Attorney-in-Fact

                                  EXHIBIT INDEX

   EXHIBIT                                                                                   SEQUENTIAL PAGE
   NUMBER                       DESRIPTION                                                   NUMBER


         5.1         Opinion of Cooley Godward LLP.                                                              *

         23.1        Consent of Arthur Andersen LLP.                                                             *

         23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1
                     to this Registration Statement.                                                            --

         24.1        Power of Attorney is contained on the signature pages.                                     --

* Previously filed.